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                               INTELLIPHONE, INC.
                               6801 WAYZATA BLVD.
                         ST. LOUIS PARK, MINNESOTA 55426
                          PHONE 544-1260   FAX 544-1281


                                 PROMISSORY NOTE



                                                  December 2, 1995
$25,000.00                                        Saint Louis Park, Minnesota

In return for our note dated December 2, 1993, Intelliphone, Inc., a Minnesota Corporation whose principal place of business is located at 6801 Wayzata Blvd., St. Louis Park, Minnesota, 55426 promises to pay to the order to William Opsahl of 5075 Norwest Center, Minneapolis, Minnesota Twenty Five Thousand ($25,000.00) Dollars with interest from the date hereinabove set forth at the rate of twelve percent (12%) per annum.

Monthly interest payments of $250.00 will start on January 2, 1996. The entire principal amount will be due December 2, 1997 and will not be repaid earlier without the written prior approval of both parties.

In the event of a failure to make payment when due, the undersigned shall be liable for all costs of collection including reasonable attorney fees.

                                        /s/ Jack Kohler
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                                   INTELLIPHONE, INC.
                                   Jack Kohler - Chief Financial Officer